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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JUNE 29, 2005

                         ------------------------------

                            CENTERPOINT ENERGY, INC.
             (Exact name of registrant as specified in its charter)


            TEXAS                        1-31447                 74-0694415
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

             1111 LOUISIANA
             HOUSTON, TEXAS                                        77002
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (713) 207-1111

                         ------------------------------

                    CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
             (Exact name of registrant as specified in its charter)

            TEXAS                        1-3187                  22-3865106
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

             1111 LOUISIANA
             HOUSTON, TEXAS                                        77002
(Address of principal executive offices)                         (Zip Code)

       Registrants' telephone number, including area code: (713) 207-1111

                         ------------------------------



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                       CENTERPOINT ENERGY RESOURCES CORP.
             (Exact name of registrant as specified in its charter)

          DELAWARE                       1-13265                 76-0511406
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

             1111 LOUISIANA
             HOUSTON, TEXAS                                        77002
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (713) 207-1111

                         ------------------------------

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                                EXPLANATORY NOTE

             The information in Items 1.01 and 2.03 of this report, including
Exhibit 4.1 attached hereto, is being filed only on behalf of CenterPoint Energy, Inc. (the "Company") and CenterPoint Energy Resources Corp. ("CERC"). The information in Item 8.01 of this report is being filed on behalf of the Company, CERC and CenterPoint Energy Houston Electric, LLC ("CEHE").

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

             On June 30, 2005, CERC, the natural gas distribution, pipelines and gathering operations subsidiary of the Company, replaced its three-year, $250 million bank credit facility expiring in 2007 with a five-year, $400 million bank credit facility with Citigroup Global Markets Inc., Barclays Capital and Banc of America Securities LLC as Lead Arrangers, Citibank, N.A. as Administrative Agent, Barclays Bank PLC and Bank of America, N.A. as Co-Syndication Agents, Citibank, N.A., Barclays Bank PLC and Bank of America, N.A. as Issuing Banks and Credit Suisse, Cayman Islands Branch, Deutsche Bank AG New York Branch, JPMorgan Chase Bank, N.A., The Royal Bank of Scotland PLC and Wachovia Bank, National Association as Documentation Agents. The credit facility terminates on June 30, 2010. Borrowings may be made under the facility at the London interbank offered rate ("LIBOR") plus 55 basis points, including the facility fee, based on current credit ratings. An additional utilization fee of 10 basis points applies to borrowings any time more than 50% of the facility is utilized. Changes in credit ratings could lower or raise the increment to LIBOR depending on whether ratings improved or were lowered. The facility contains covenants, including a total debt to capitalization covenant and an earnings before interest, taxes, depreciation and amortization to interest covenant.

             Borrowings under the facility are available upon customary terms and conditions for facilities of this type and are subject to acceleration upon the occurrence of events of default that CERC considers usual and customary. On July 6, 2005, no borrowings were outstanding under the facility.

             The credit agreement is filed as Exhibit 4.1 to this report and is incorporated by reference herein. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the credit agreement.

ITEM 8.01    OTHER EVENTS.

             On June 29, 2005, the U.S. Securities and Exchange Commission ("SEC") issued an order to permit the Company and its subsidiaries to undertake certain financing and related transactions through June 30, 2008 (the "Omnibus Financing Order"). Registered public utility holding companies like the Company must obtain prior authorization from the SEC under the Public Utility Holding Company Act of 1935 to engage in financing activities, and the Omnibus Financing Order permits the Company and its subsidiaries to engage in their expected financing activities over the period of the authorization, subject to the terms of the Order. The Omnibus Financing Order permits the Company and its subsidiaries, among other activities, to refinance and replace their currently outstanding debt obligations, to issue common and preferred stock, to organize and reorganize subsidiaries, to issue guarantees, to engage in hedging activities and to provide intrasystem financing.

             In the Omnibus Financing Order, the SEC "reserved jurisdiction" over a number of matters, meaning that an order will be required from the SEC before the Company may conduct those activities. However, an order regarding the activities over which the SEC has reserved jurisdiction generally can be issued by the SEC more quickly than orders on other matters, though there is no assurance that a release of jurisdiction will be granted on a given matter or the terms under which such an order will be issued. In the Omnibus Financing Order, the SEC reserved jurisdiction over all authority otherwise granted if the Company's common equity ratio falls below its level as of March 31, 2005 or if the common equity ratio of either CERC or its electric utility subsidiary, CEHE, falls below 30 percent (net of securitization debt). Among the other transactions over which the SEC reserved jurisdiction are: (i) issuance of securities by the Company or any subsidiary unless the Company's and the issuer's


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other securities which are rated have an investment grade rating from at least one rating agency, (ii) further investment in inactive subsidiaries, (iii) payment of dividends by the Company from capital or unearned surplus and (iv) transactions subsequent to September 30, 2006. So long as the Company's common equity is less than 30% of its capitalization, the SEC also reserved jurisdiction over the use of proceeds from authorized financings for the acquisition of additional energy-related or gas-related companies (called "Rule 58 Companies"). Finally, the SEC reserved jurisdiction over the issuance of $500 million in incremental debt by each of the Company, CEHE and CERC. The total authorized amount of debt and preferred securities that could be outstanding during the authorization period, including the amounts over which the SEC has reserved jurisdiction and undrawn amounts under revolving credit facilities, are: $4.334 billion for the Company, $2.280 billion for CEHE and $3.256 billion for CERC.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

             The exhibits listed below are filed herewith.

                 (c)    Exhibits.

                 4.1 $400,000,000 Credit Agreement dated as of June 30, 2005 among CenterPoint Energy Resources Corp., as Borrower, Citigroup Global Markets Inc., Barclays Capital and Banc of America Securities LLC, as Lead Arrangers, Citibank, N.A., as Administrative Agent, Barclays Bank PLC and Bank of America, N.A., as Co-Syndication Agents, Citibank, N.A., Barclays Bank PLC and Bank of America, N.A., as Issuing Banks, and Credit Suisse, Cayman Islands Branch, Deutsche Bank AG New York Branch, JPMorgan Chase Bank, N.A., The Royal Bank of Scotland PLC and Wachovia Bank, National Association, as Documentation Agents.


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                                    SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CENTERPOINT ENERGY, INC.


Date:  July 7, 2005                        By: /s/ James S. Brian
                                              ----------------------------------
                                              James S. Brian
                                              Senior Vice President and
                                              Chief Accounting Officer


                                    SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CENTERPOINT ENERGY HOUSTON
                                           ELECTRIC, LLC


Date:  July 7, 2005                        By: /s/ James S. Brian
                                              ----------------------------------
                                              James S. Brian
                                              Senior Vice President and
                                              Chief Accounting Officer


                                    SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CENTERPOINT ENERGY RESOURCES CORP.


Date:  July 7, 2005                        By: /s/ James S. Brian
                                              ----------------------------------
                                              James S. Brian
                                              Senior Vice President and
                                              Chief Accounting Officer


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                                  EXHIBIT INDEX


Exhibit
Number                              Exhibit Description
-------                             -------------------

  4.1 $400,000,000 Credit Agreement dated as of June 30, 2005 among CenterPoint Energy Resources Corp., as Borrower, Citigroup Global Markets Inc., Barclays Capital and Banc of America Securities LLC, as Lead Arrangers, Citibank, N.A., as Administrative Agent, Barclays Bank PLC and Bank of America, N.A., as Co-Syndication Agents, Citibank, N.A., Barclays Bank PLC and Bank of America, N.A., as Issuing Banks, and Credit Suisse, Cayman Islands Branch, Deutsche Bank AG New York Branch, JPMorgan Chase Bank, N.A., The Royal Bank of Scotland PLC and Wachovia Bank, National Association, as Documentation Agents.